UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2004

Chart Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11442	34-1712937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5885 Landerbrook Dr., Suite 205, Cleveland, Ohio	44124
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (440) 753-1490

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

On December 31, 2004, Chart Industries, Inc. (the “Company”) made a voluntary $8.0 million prepayment on the term loan portion of its term loan agreement and revolving credit facility (collectively, the “Credit Facility”), which the Company entered into on September 15, 2003. The Company made this prepayment after considering its cash provided by operating activities during 2004 and management’s belief that cash forecasted to be generated by operations and the ability to borrow cash, if necessary, would be sufficient to satisfy the Company’s working capital, capital expenditure, restructuring and debt-related cash requirements in 2005. The prepayment reduced all future scheduled quarterly term loan amortization payments under the Credit Facility on a pro-rata basis, and follows the Company’s previous voluntary prepayments made in September 2004, April 2004 and December 2003, which amounted to $32.0 million in the aggregate.

This Current Report on Form 8-K contains forward-looking statements relating to the Company’s or management’s intentions, beliefs, expectations or predictions for the future. Such forward-looking statements are subject to certain risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks, assumptions and uncertainties include, but are not limited to, developments in disputes and litigation involving the Company, changes in general economic, political, business and market conditions and foreign currency fluctuations, decreases in spending by the Company’s customers or the failure of the Company’s customers to make anticipated increases in spending, the impact of competition, the loss of a major customer or customers, the Company’s ability to attract and retain key personnel, the threat of terrorism and the impact of responses to that threat, variability in the Company’s operating results, the costs of compliance with environmental matters and responding to potential environmental liabilities, the effectiveness of operational changes expected to increase efficiency and productivity, the ability of the Company to successfully realize operational restructuring savings and execute operational restructuring initiatives without unanticipated costs, and other risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not assume any obligation to update any of these forward-looking statements.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHART INDUSTRIES, INC.

Date January 4, 2005
	By:	/s/ Michael F. Biehl
Michael F. Biehl
Chief Financial Officer and Treasurer

3